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                                                                      EXHIBIT 23

             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

    We consent to the incorporation by reference in Registration Statement No. 33-99322 of Nabisco, Inc. on Form S-3 and Registration Statements Nos. 33-88646, 33-93550, 33-93552, 33-93554 and 33-93556 of Nabisco Holdings Corp. on Form S-8,
of our report dated January 27, 1997, appearing in this Annual Report on Form 10-K of Nabisco Holdings Corp. and Nabisco, Inc. for the year ended December 31, 1996.

DELOITTE & TOUCHE LLP
Parsippany, New Jersey
March 10, 1997